SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported ) December 30, 1997

                           NEW YORK HEALTH CARE, INC.
             (Exact Name of Registrant as Specified in its Charter)

       New York                      1-12451                    11-2636089
    (State or other          (Commission File Number)         (IRS Employer
    jurisdiction of                                           Identification
    incorporation)                                               Number)

                  1850 McDonald Avenue, Brooklyn, N.Y.            11223
                  (Address of Principal Executive Offices)      (Zip Code)

                         Registrant's telephone number,
                       including area code, (718) 375-6700


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Item 5: OTHER EVENTS

         On December 30, 1997, the Company's Board of Directors authorized the expenditure of up to $200,000 to repurchase shares of the Company's common stock in the open market from time to time, depending upon the market price and the Company's cash position.

         There are currently 3,773,437 shares of the Company's common stock issued and outstanding.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 9, 1998                          NEW YORK HEALTH CARE, INC.

                                         By: /s/Jerry Braun
                                         ------------------------------------
                                             Jerry Braun, President and Chief
                                             Executive Officer